Astor Mutual Funds

Astor Active Income ETF Fund

Class A Shares (AXAIX) & Class C Shares (CXAIX)

Astor Long/Short ETF Fund

Class A Shares (ASTLX), Class C Shares (ASTZX), Class I Shares (ASTIX) & Class R Shares (ASTRX)

Astor S.T.A.R ETF Fund

Class A Shares (ASPGX) & Class C Shares (CSPGX)

, each a series of Northern Lights Fund Trust

Supplement dated March 31, 2014 to the Prospectus dated November 29, 2013

Effective for all purchases on or after April 1, 2014, the Astor Active Income ETF Fund, Astor Long/Short ETF Fund and Astor S.T.A.R ETF Fund (each a “Fund” and collectively the “Funds”) have made amendments to the “How to Purchase Shares” portion of the Prospectus with respect to the application of a contingent deferred sales charge (“CDSC”) to investors that purchase $1,000,000 or more of Class A shares and do not pay any initial sales charge on the purchase.

The following replaces the “Class A Shares” portion of the “How to Purchase Shares” section of the Prospectus.  Any contrary information in the Prospectus and Statement of Additional Information should be disregarded.

Class A Shares:  Class A shares are offered at their public offering price, which is net asset value per share plus a sales charge of 4.75% of the amount invested.  There are no sales charges on reinvested distributions.  Class A shares pay up to 0.25% on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to each Fund and/or shareholder services.  Over time, fees paid under this distribution and service plan will increase the cost of a Class A shareholder's investment and may cost more than other types of sales charges.  The minimum initial investment is $1,000 for qualified accounts such as a 401(k) plan and $5,000 for other accounts.

Amount Invested	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Amount Invested	Dealer Reallowance
Less than $50,000	4.75%	4.99%	4.00%
$50,000 to $99,999.99	4.00%	4.12%	3.50%
$100,000 to $299,999.99	3.00%	3.09%	2.50%
$300,000 to $499,999.99	2.00%	2.04%	1.50%
$500,000 to $999,999.99	1.00%	1.01%	1.00%
$1,000,000 or More	0.00%	0.00%	See Below

(1)

Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculations used to determine your sales charge.

Authorized dealers may retain commissions on purchases of Class A shares over $1 million calculated as follows: 1.00% on purchases between $1 million and $3 million, 0.50% on amounts over $3 million but less than $5 million, 0.25% on amounts over $5 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares.  The applicable Fund will be reimbursed for any such commissions retained.

As shown, investors that purchase $1,000,000 or more Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares will be subject to a Contingent Deferred Sales Charge ("CDSC") on shares redeemed within the first 18 months after their purchase in the amount of the commissions paid on those shares redeemed.  Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. Shares held for 18 months or more are not subject to the CDSC.

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This Supplement, and the Prospectus and Statement of Additional Information, both dated November 29, 2013, each provide information that you should know before investing in the Fund and should be retained for future reference.  The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference.   All these documents are available upon request and without charge by calling Shareholder Services toll-free at 1-800-899-8230.

Please retain this Supplement for future reference.